[Peoples Benefit Life Insurance Company Letterhead]

September 22, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Peoples Benefit Life Insurance Company Separate Account V
File No.811-06564, CIK 0000884067
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc.; AllianceBernstein Variable Products Series Fund, Inc.; Calvert Variable Series, Inc., Credit Suisse Trust; DFA Investment Dimensions Group, Inc.; Dreyfus Investment Portfolios; The Dreyfus Socially Responsible Growth Fund, Inc.; Dreyfus Variable Investment Fund; Federated Insurance Series; Gartmore Variable Insurance Trust; PIMCO Advisors VIT; Seligman Portfolios, Inc.; SteinRoe Variable Investment Trust; Strong Variable Insurance Funds, Inc.; T. Rowe Price International Series, Inc.; T. Rowe Price Equity Series, Inc.; Vanguard Variable Insurance Fund, Variable Insurance Products Fund and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Fund, Inc. (CIK: 778207) filed September 3, 2004

•	AllianceBernstein Variable Products Series Fund, Inc. - Class B (CIK: 825316) filed September 15, 2004

•	Calvert Variable Series, Inc. (CIK: 708950) filed on September 9, 2004;

•	Credit Suisse Trust (CIK: 941568) filed September 3, 2004

•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed August 9, 2004

•	Dreyfus Investment Portfolios (CIK: 1056707) filed August 31, 2004

•	Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 890064) filed August 30, 2004

•	Dreyfus Variable Investment Fund (CIK: 813383) filed August 17, 2004

•	Federated Insurance Series (CIK: 912577) filed, August 27, 2004

•	Gartmore Variable Insurance Trust (CIK: 353905) filed September 8, 2004

•	PIMCO Advisors VIT (CIK: 923185) filed March 10, 2004

Securities and Exchange Commission

September 22, 2004

•	Seligman Portfolios, Inc. (CIK: 817841) filed September 7, 2004

•	SteinRoe Variable Investment Trust (CIK: 815425) filed September 3, 2004

•	Strong Variable Insurance Funds, Inc. (CIK: 883644) filed August 20, 2004

•	T. Rowe Price International Series, Inc. (CIK: 918292) filed March 2, 2004

•	T. Rowe Price Equity Series, Inc.(CIK: 918294) filed March 3, 2004

•	Vanguard Variable Insurance Fund (CIK: 857490) filed August 27, 2004

•	Variable Insurance Products Fund (CIK: 356494; 831016; and 927384) filed August 23, 2004 and August 27, 2004

•	Wanger Advisors Trust (CIK: 929521) filed September 3, 2004.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Markets Group